LIQUIDITY RISK	12 Months Ended
Dec. 31, 2022
LIQUIDITY RISK
LIQUIDITY RISK

NOTE 27 - LIQUIDITY RISK

Liquidity risk is the risk that the Corporation will not be able to meet its financial obligations as they fall due. The Corporation manages liquidity risk through the management of its capital structure, as outlined in Capital Disclosures above. The Corporation does not have an operating credit facility and has historically financed its activities primarily through an equity financing with various investment companies and the issuance of convertible notes.

The following are the contractual maturities of financial liabilities:

In Thousands of US Dollars
Description	Carrying Amount	Less than 1 year	1 year to 5 years
Accounts payable and accrued liabilities
December 31, 2022	$2,107	$2,107	$-
December 31, 2021	$1,949	$1,786	$163